For Immediate Release

U.S. ENERGY CORP. ANNOUNCES HIGH INITIAL PRODUCTION RATE FROM STATE 36-1 #3H WELL

COMPANY TO PRESENT AT THE GLOBAL HUNTER SECURITIES GHS 100 ENERGY CONFERENCE – SAN FRANCISCO

RIVERTON, Wyoming – June 22, 2012 – U.S. Energy Corp. (NASDAQ Capital Market:  “USEG”) (the “Company”), today reported the initial production rate for the State 36-1 #3H well in the Williston Basin of North Dakota, and announced that it will be presenting at the Global Hunter Securities GHS 100 Energy Conference – San Francisco.

Williston Basin, North Dakota - Rough Rider Program:

•
The State 36-1 #3H infill well had an early 24 hour flow back rate of 4,182 BOE/D on June 18, 2012.  The initial production (“IP”) rate consisted of 3,442 barrels of oil and 4,473 MCF of natural gas and represents the second highest IP rate reported in its drilling program with Statoil.  The Company has an approximate 3.64% WI and 2.91% NRI in this well.

•	Two additional wells are scheduled to be drilled in the fourth quarter of 2012 with Statoil in the Rough Rider program.

Global Hunter Securities – GHS 100 Energy Conference:

Event:             GHS 100 Energy Conference – San Francisco

Date:               Keith G. Larsen, CEO to present on June 26, 2012 at 1:30-2:00 PM PDT

Location:        InterContinental Hotel, 888 Howard Street, San Francisco, CA 94103
                         Phone: (415) 616-6500
                         Conference Website: www.ghsecurities.com/GHS100.aspx

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Press Release
June 22, 2012

About U.S. Energy Corp.

U.S. Energy Corp. is a natural resource exploration and development company with a primary focus on the exploration and development of its oil and gas assets.  The Company also owns the Mount Emmons molybdenum deposit located in west central Colorado.  The Company is headquartered in Riverton, Wyoming and trades on the NASDAQ Capital Market under the symbol "USEG".

Disclosure Regarding Forward-Looking Statement

This news release includes statements which may constitute "forward-looking" statements, usually containing the words “will,” “anticipates,” "believe," "estimate," "project," "expect," "target," "goal," or similar expressions.  Forward looking statements in this release may relate to, among other things, U.S. Energy’s expected future production rates and capital expenditures and projects, its drilling and fracing of wells with industry partners, the borrowing base under its credit facility, its ownership interests in those wells and their expected costs, the oil and natural gas targets or goals for the wells, future capital expenditures and projects, future expenses, production, reserves, borrowing capacity and sale or joint venture transactions.  There is no assurance that any of the wells referenced in this press release will be economic.  Initial and current production results from a well are not necessarily indicative of its longer-term performance. The Company’s working interests and net revenue interests in particular wells may vary over time under the terms of applicable contracts. The forward-looking statements are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Factors that would cause or contribute to such differences include, but are not limited to, dry holes and other unsuccessful development activities, higher than expected expenses or decline rates from production wells, future trends in commodity and/or mineral prices, the availability of capital, competitive factors, and other risks described in the Company's filings with the SEC (including, without limitation, the Form 10-K for the year ended December 31, 2011, and the form 10-Q for the quarter ended March 31, 2012), all of which descriptions are incorporated herein by reference.  By making these forward-looking statements, the Company undertakes no obligation to update these statements for revision or changes after the date of this release.

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For further information, please contact:

Reggie Larsen
Director of Investor Relations
U.S. Energy Corp.
1-800-776-9271
Reggie@usnrg.com